SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) September 24, 2002

Renaissance Mortgage Acceptance Corp.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-82550 (Commission File Number)	52-2356399 (IRS Employer ID Number)

1000 Woodbury Road, Woodbury, New York                                           11797

(Address of principal executive offices)                                                   (Zip Code)

Registrant’s Telephone Number,

including area code:                                                                            (516) 364-8500

                                                      N/A

(Former name or former address, if changed since last report)

Item 5.  Other Events

This Current Report on Form 8-K is being filed to file copies of Computational Materials (as defined below) prepared and distributed by Wachovia Securities, Inc., as lead underwriter (“Wachovia”), in connection with the issuance by Renaissance Home Equity Loan Trust 2002-3 of Home Equity Loan Asset-Backed Certificates, Series 2002-3.  The term “Computational Materials” shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the “SEC”) to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and Underwriter by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and then supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

Also filed hereby is the consent of PricewaterhouseCoopers LLP, independent accountants, attached hereto as Exhibit 23.1.

Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits.

(a)

Not applicable

(b)

Not applicable

(c)

Exhibits:

8.1

Opinion of McKee Nelson LLP regarding the legality of the certificates and certain tax matters.

23.1

Consent of PricewaterhouseCoopers LLP

23.2

Consent of McKee Nelson LLP (included in Exhibit 8.1)

99.3

Additional Computational Materials of Wachovia Securities, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

RENAISSANCE MORTGAGE ACCEPTANCE

CORP.

By:

/s/ Dawn Ceccarini

Name:  Dawn Ceccarini

Title:    Vice President

Dated: September 24, 2002

EXHIBIT INDEX

Exhibit

8.1

Opinion of McKee Nelson LLP regarding the legality of the certificates and certain legal matters.

23.1

Consent of PricewaterhouseCoopers LLP

23.2

Consent of McKee Nelson LLP (included in Exhibit 8.1)

99.3

Additional Computational Materials of Wachovia Securities, Inc.